Exhibit 10.78

EXECUTION COPY

RADIATION THERAPY SERVICES HOLDINGS, INC.
RADIATION THERAPY SERVICES, INC.

Amendment No. 2 to Executive Employment Agreement

Norton Travis

DATED; FEBRUARY 3, 2011

WHEREAS, on February 21, 2008, Radiation Therapy Services Holdings, Inc., a Delaware corporation (“Holdings”), Radiation Therapy Services, Inc., a Florida corporation (the “Company”), and Norton Travis (the “Executive”) entered into an employment agreement (as amended by Amendment No. 1 thereto dated as December 15, 2008, the “Agreement”); and

WHEREAS, the Company, Holdings and the Executive desire to amend the Agreement to extend the initial term thereof to the date that is five (5) years from the date hereof.

NOW, THEREFORE, in consideration of the foregoing, of the mutual promises contained herein and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree to amend the Agreement as set forth herein.

FIRST:     The first paragraph of Section 2 of the Agreement is hereby amended and restated as follows:

“The initial term of Executive’s employment under this Agreement shall commence as of the date of closing of the Merger (the “Effective Date”) and shall terminate on February 3, 2016. After the expiration of such initial employment period, the term of the Executive’s employment hereunder shall automatically be extended without further action by the parties for successive two (2) year renewal terms, provided that if either party gives the other party at least one hundred twenty (120) days advance written notice of its intention to not renew this Agreement for an additional term, the Agreement shall terminate upon the expiration of the current term,”

SECOND:     Except as specifically modified herein, the Agreement shall remain in full force and effect in accordance with all of the terms and conditions thereof.

THIRD:     The terms of Sections 11-20 of the Agreement are incorporated herein by reference.

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IN Witness whereof, the parties hereto have executed this second amendment to the Agreement as of the data first written above.

RADIATION THERAPY SERVICES HOLDINGS, INC.

By:	/s/ Daniel E. Dosoretz
Name:	Daniel E. Dosoretz
Title:	Director

RADIATION THERAPY SERVICES, INC.

By:	/s/ Daniel E. Dosoretz
Name:	Daniel E. Dosoretz
Title:	President & CEO

Executive

/s/ Norton Travis
Norton Travis